UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                    ----------------------------------------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    ----------------------------------------

        Date of Report (Date of earliest event reported) : June 11, 1999


                             SUPERIOR SERVICES, INC.
             (Exact name of registrant as specified in its charter)


          Wisconsin                       0-27508                39-1733405
 (State or other jurisdiction           (Commission             (IRS employer
      of incorporation)                 file number)         identification No.)

          South 84th Street, Suite 200,
               Milwaukee, Wisconsin                                53214
     (Address of principal executive offices)                    (Zip Code)

                                 (414) 479-7800
              (Registrant's telephone number, including area code)

         The undersigned registrant hereby amends Item 7 of its Current Report on Form 8-K dated June 11, 1999 to provide in its entirety as follows:

Item 7.  Financial Statements and Exhibits.


         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibits. The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to the report to be signed on behalf by the undersigned thereunto duly authorized.

                                     SUPERIOR SERVICES, INC.



                                     By:   /s/G. William Dietrich
                                           G. William Dietrich
                                           President and Chief Executive Officer


Date:    June 21, 1999

                                  EXHIBIT INDEX

Exhibit
Number                 Description
------                 -----------


(2.1) Agreement and Plan of Merger, dated as of June 11, 1999, by and among Vivendi, Onyx Solid Waste Acquisition Corp. and Superior Services, Inc.**+

(2.2) Stock Option Agreement, dated as of June 11, 1999, by and between Superior Services, Inc. and Vivendi.**

(4) Amendment to Rights Agreement, dated as of June 11, 1999, by and between Superior Services, Inc. and LaSalle National Bank.**

(99.1) Shareholder Tender Agreement, dated as of June 11, 1999, by and among Vivendi, Onyx Solid Waste Acquisition Corp. and Joseph P. Tate.

(99.2) Employment Agreement dated as of June 11, 1999 by and between Superior Services, Inc. and G. William Dietrich.**

(99.3) Employment Agreement dated as of June 11, 1999 by and between Superior Services, Inc. and George K. Farr.**

(99.4) Employment Agreement dated as of June 11, 1999 by and between Superior Services, Inc. and Peter J. Ruud.**

(99.5)            Joint Press Release dated June 14, 1999.**

---------------------------

+ Certain exhibits and schedules to this document have been omitted in accordance with Item 601(b) (2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any such omitted exhibit or schedule to the Securities and Exchange Commission upon request.

**       Previously filed.